Intangibles - Summary of Aggregate Amortization Expense of Intangibles (Detail) - XL Hybrids, Inc [Member] $ in Thousands	Dec. 31, 2019 USD ($)
2020	$ 216
2021	216
2022	216
2023	162
Total amortization	$ 809